UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                        August 14, 2001 (August 13, 2001)
                       ----------------------------------
                Date of Report (Date of Earliest Event Reported)



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




  Pennsylvania                      000-22026                    25-1407782
-----------------            -----------------------       ---------------------
(State or other              (Commission File Number)      (IRS Employer
 jurisdiction of                                             Identification No.)
     corporation)




  One RentWay Place, Erie, Pennsylvania                            16505
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        Zip Code



Registrant's telephone number, including area code:           (814) 455-5378
                                                         -----------------------










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Item 5.           Other Events


Rent-Way to File 10-Q's for First Three Quarters of Fiscal 2001


Erie, Pennsylvania, August 13, 2001 -- Rent-Way Inc. (NYSE:RWY) today announced that it will file its Form10-Q for the quarters ended December 31, 2000; March 31, 2001; and June 30, 2001 on or about August 22, 2001.

Rent-Way will host a conference call to discuss the press release at 4:30 PM EDT on Wednesday, August 22nd. The call will be available via web cast at http://www.videonewswire.com/event.asp?id=966.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,130 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                       -----------------------------------
                                  (Registrant)





       August 14, 2001                         /s/John A. Lombardi
------------------------------     ---------------------------------------------
             Date                                    (Signature)
                                                  John A. Lombardi
                                       Chief Accounting Officer and Controller





       August 14, 2001                        /s/William A. McDonnell
-------------------------------    ---------------------------------------------
             Date                                    (Signature)
                                                 William A. McDonnell
                                      Vice President and Chief Financial Officer